Non-current assets held for sale and liabilities associated with non-current assets held for sale - Narrative (Details) - Assets and liabilities classified as held for sale - EUR (€) € in Millions	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024	Dec. 31, 2024
Assets And Liabilities Classified As Held For Sale [Line Items]
Provision recognised for non-current assets held for sale	€ 2,539		€ 2,606
Net charges recorded against valuation allowances	54	€ 80
Recoveries	€ 7	€ 25